                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 30, 2017

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

        As previously disclosed, Robert R. Anderson resigned as a member of the board of directors (the "Board") of Aehr Test Systems (the "Company") and as a member of the Audit Committee and Compensation Committee, effective as of October 26, 2017.

        On October 30, 2017 (the "Notification Date"), the Company received a letter from the NASDAQ Stock Market ("NASDAQ") noting that, as a result of the vacancies on the Audit Committee and Compensation Committee created by Mr. Anderson's resignation, the Company no longer complies with NASDAQ's audit and compensation committee requirements as set forth in NASDAQ Listing Rule 5605. The Company has until (i) the earlier of the Company's next annual shareholders' meeting or October 26, 2018, or (ii) if the Company's next annual shareholders' meeting is held before April 24, 2018, then April 24, 2018, to submit to NASDAQ documentation evidencing compliance with NASDAQ Listing Rule 5605(c)(2)(A), which requires that the Audit Committee of the Board be comprised of at least three directors who meet certain independence and other requirements, and NASDAQ Listing Rule 5605(d)(2)(A), which requires that the Compensation Committee of the Board be comprised of at least two directors who meet certain independence and other requirements. The Company intends to take all necessary steps to regain compliance with NASDAQ Listing Rule 5605 prior to the end of the cure period.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  November 2, 2017
                                          By:   /S/ KENNETH B. SPINK
                                               -------------------------
                                               Kenneth B. Spink
                                               Vice President of Finance and
                                               Chief Financial Officer